UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2023

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-15259	98-0214719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Pitts Bay Road Pembroke HM 08 Bermuda		P.O. Box HM 1282 Hamilton HM FX Bermuda
(Address, Including Zip Code, of Principal Executive Offices)		(Mailing Address)

Registrant’s telephone number, including area code: (441) 296-5858

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ARGO	New York Stock Exchange
6.500% Senior Notes due 2042 issued by Argo Group U.S., Inc. and the Guarantee with respect thereto	ARGD	New York Stock Exchange
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Resettable Fixed Rate Preference Share, Series A, Par Value $1.00 Per Share	ARGOPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 19, 2023, Argo Group International Holdings, Ltd. (the “Company”) held a special general meeting of shareholders (the “Special General Meeting”). Proxies with regard to the matters voted upon at the Special General Meeting were solicited under Regulation 14A of the Securities Exchange Act of 1934, as amended. Set forth below are the proposals voted on at the Special General Meeting, and the certified final voting results tabulated by First Coast Results, Inc. (“First Coast”), the independent inspector of elections for the Special General Meeting. The final voting results on each of the proposals, as reported by First Coast, are as follows:

1.	Proposal 1: Approval of the Agreement and Plan of Merger, dated as of February 8, 2023, by and among the Company, Brookfield Reinsurance Ltd. (“Brookfield Reinsurance”) and BNRE Bermuda Merger Sub Ltd., the statutory merger agreement required in accordance with Section 105 of the Bermuda Companies Act 1981, as amended, and the merger.

Votes For	Votes Against	Abstentions
27,453,733	237,797	98,387

2.	Proposal 2: Approval, on an advisory (non-binding) basis, of the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger, as described in the Company’s proxy statement.

Votes For	Votes Against	Abstentions
21,092,839	6,048,280	646,418

3.	In connection with the Special General Meeting, the Company also solicited proxies with respect to a proposal to approve the adjournment of the Special General Meeting, if necessary or appropriate, to solicit additional proxies, in the event there were insufficient votes to approve Proposal 1 at the Special General Meeting (the “Adjournment Proposal”). Because the required shareholder approval was obtained for Proposal 1, as noted above, the Adjournment Proposal was rendered moot and not presented.

Item 8.01	Other Events.

In connection with the merger, on March 8, 2023, the Company and Brookfield Reinsurance filed required notifications with the Department of Justice’s Antitrust Division and the Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). The applicable waiting period under the HSR Act expired at 11:59 p.m., Eastern Time, on April 7, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

Date: April 19, 2023	By:	/s/ Scott Kirk
Name: Scott Kirk
Title: Chief Financial Officer